                       AMENDED BOARD PURCHASE AGREEMENT

          THIS AMENDED BOARD PURCHASE AGREEMENT (the "Agreement") is made as of January 4, 1988 by and among GEORGIA KRAFT COMPANY, a Delaware corporation (the "Company"), THE MEAD CORPORATION, an Ohio corporation ("Mead"), and INLAND CONTAINER CORPORATION, a Delaware corporation ("Inland"), being the successor in interest to the Indiana corporation of the same name, under the following circumstances:

          A. Temple-Inland Inc., a Delaware corporation ("Temple-Inland"), owns all of the issued and outstanding capital stock of Inland Container Corporation I, a Delaware corporation ("Inland I").

          B. Inland I owns all of the issued and outstanding capital stock of Inland.

          C. Inland owns all of the issued and outstanding capital stock of GK Texas Holding Company, a Delaware corporation ("Texas Holding").

          D. Concurrently, the closing under the Agreement dated as of December 31, 1987 (the "Split-up Agreement") among the Company, Mead, Temple-Inland, Inland I, Inland, Texas Holding and Mead Coated Board, Inc. ("Coated Board"), a wholly-owned subsidiary of the Company, is occurring pursuant to which the Company is transferring all of the shares of capital stock of Coated Board to Mead in exchange for all of the shares of capital stock of the Company owned by Mead. As a result of the transactions provided for in the Split-up Agreement, the Company will be an indirect wholly-owned subsidiary of Temple-Inland and Coated Board will be a wholly-owned subsidiary of Mead.

          E. The Company, in connection with various industrial development revenue bond financings, has entered into the various financing agreements, including agreements of sale, lease agreements, loan agreements and other agreements, listed on Appendix A (such agreements are hereinafter referred to collectively as the "IDR Bond Documents").

          F. The parties hereto entered into the Amended Board Purchase Agreement dated as of December 15, 1971, as heretofore amended and restated from time to time (the "Prior Agreement").

          G. The parties hereto desire to enter into this Agreement to modify the Prior Agreement to reflect the transactions described in paragraph E above as required by the Split-up Agreement.

          NOW, THEREFORE, the Company, Mead and Inland agree as follows:

                                  ARTICLE ONE
                                  -----------
                        Amended Board Purchase Agreement
                        --------------------------------

          The Amended Board Purchase Agreement among the parties hereto dated as of November 21, 1986, as amended by an Amendment dated as of September 1, 1987, is amended and restated in its entirety by this Agreement.

                                  ARTICLE TWO
                                  -----------
                               Term of Agreement
                               -----------------

          The term of this Agreement shall extend from the date hereof until the earlier of (a) December 1, 2015 or (b) the expiration of all of the Company's obligations in connection with the IDR Bond Documents.

                                 ARTICLE THREE
                                 -------------
                            Cash Deficiency Payments
                            --------------- --------

     Until all rentals, loan and installment payments and other payments payable under the IDR Bond Documents have been paid in full, a computation of the Company's aggregate Cash Balance (as defined herein) shall be made two days prior to each payment date (or, if not practical prior thereto, prior to the close of business on the actual payment date) required under each of the IDR Bond Documents, provided that in computing any such Cash Balance there shall be excluded cash allocated on the books of the Company for property additions or for the acquisition of timber rights. In the event that such computation shows an aggregate Cash Balance which is less than the total amount of interest and principal payments due upon any debt of the Company on the next succeeding payment date, including without limitation thereto, the rental, loan and installment payments and other payments due under the IDR Bond Documents, on the next succeeding payment date (the difference between such aggregate Cash Balance and such total amount due being hereinafter called the "Cash Deficiency"), Mead and Inland shall, not later than the close of business on the date prior to the next succeeding payment date (or, if not practical prior thereto, as soon as possible, but in no event later than the close of business on the actual payment date), each make a payment to the Company, such payment by each of Mead and Inland to be equal to one-half of the Cash Deficiency.

     The term "Cash Balance" as used in this Article Three shall be deemed to include, except when the calculation of a Cash Deficiency is made on an actual payment date, the market value of any property convertible into cash not later than the second business date after the date upon which a computation is made pursuant to the foregoing portion of this Article Three.

                                  ARTICLE FOUR
                                  ------------
                                   Non-Waiver
                                   ----------

     It is mutually agreed that the failure of any parties to this Agreement to insist in any one or more instances upon strict performance of any of the provisions of this Agreement, or to take advantage of any of its rights hereunder, shall not be construed as a waiver of any such provision or the relinquishment of any such rights, but the same shall continue and remain in full force and effect.

                                 ARTICLE FIVE
                                 ------------
                     Effect of Receivership or Bankruptcy
                     ------------------------------------

     In the event either Inland, Mead or the Company shall, through voluntary or involuntary action, be placed in the hands of a receiver in equity, trustee in bankruptcy, trustee in reorganization, or other similar statutory or judicial officer, then, and in that event, such officer shall have no right to disaffirm the obligations undertaken by such party herein; it being the intent hereof that such officer so appointed in such proceeding shall be bound by the obligations of this Agreement in the same manner as the party he represents.

                                  ARTICLE SIX
                                  -----------
                         Obligations of Mead and Inland
                         ------------------------------

     The obligations of Mead and Inland hereunder shall be several and not joint, and nothing herein shall obligate either Mead or Inland to be responsible for the default of the other.

                                 ARTICLE SEVEN

                                  Assignment
                                  ----------

          Either Mead or Inland may assign this Agreement to any corporation formed by consolidation of such party with another corporation or corporations, or into which such party shall be merged, or to which substantially all the property of such party shall be conveyed or transferred as an entirety (the "Successor Corporation"), or to a trustee under any deed of trust mortgaging and/or pledging all, or substantially all, of such party's plants and real property. Upon any such transfer, all the terms and provisions of this Agreement binding upon, or inuring to the benefit of, the party transferring the same shall be binding upon, and inure to the benefit of, the Successor Corporation or trustee, and their respective assigns, whether so expressed or not. Except as above provided, this Agreement shall not be assignable or transferable by any party without the consent in writing of the other parties hereto.

                                 ARTICLE EIGHT
                                 -------------

                                    Notices
                                    -------

          All notices to be given hereunder shall be deemed to be properly given if, in the case of notices by one party they are addressed to the other two parties at the following addresses:

          Addressee       Address
          ---------       -------
          "Company"       Georgia Kraft Company
                          c/o Temple-Inland Inc.
                          303 South Temple Drive
                          Drawer N
                          Diboll, Texas 75941
                          Attention: Secretary, Georgia Kraft Company

          "Inland"        Inland Container Corporation
                          151 North Delaware
                          P. O. Box 925
                          Indianapolis, Indiana 46206
                          Attention: General Counsel

          "Mead"          The Mead Corporation
                          Mead World Headquarters
                          Courthouse Plaza Northeast
                          Dayton, Ohio 45463
                          Attention: Secretary

provided that all such notices shall be in writing and shall be mailed by registered mail not later than the day upon which notice is required to be given pursuant to the applicable term of this Agreement.

                                 ARTICLE NINE
                                 ------------
                                 Severability
                                 ------------

          If any article, or lesser provision or clause, of this Agreement is held invalid for any reason or for any purpose, such invalidity shall not affect other articles, or lesser provisions or clauses of this Agreement, which can be given effect without the invalid article or lesser provision and to this end the article and lesser provisions or clauses, of this Agreement are declared to be severable.

                                  ARTICLE TEN
                                  -----------
                                 Governing Law
                                 -------------

          This Agreement shall be construed in accordance with the laws of the State of Ohio.

          EXECUTED by the parties hereto as of the day and year first above written.

                                       GEORGIA KRAFT COMPANY

                                                   /s/ Ben J. Lancashire
                                       By: ____________________________________
                                           Title:         Chairman



                                       INLAND CONTAINER CORPORATION

                                                    /s/ R. D. Ericson
                                       By: ____________________________________
                                           Title:     Vice President



                                       THE MEAD CORPORATION

                                                     /s/ E. M. Karter
                                       By: ____________________________________
                                           Title:

                                   GUARANTY
                                   --------

          The undersigned hereby irrevocably and unconditionally guaranties to Georgia Kraft Company and to The Mead Corporation and to their respective successors and assigns the due and prompt performance by Inland Container Corporation of all of its obligations and duties imposed under the foregoing Amended Board Purchase Agreement.


                                       TEMPLE-INLAND INC.

                                                   /s/ Clifford J. Grum
                                       By: _____________________________________
                                           Title:        PRESIDENT


Dated as of
January 4, 1988


                                   GUARANTY
                                   --------

          The undersigned hereby irrevocably and unconditionally guaranties to Georgia Kraft Company and to The Mead Corporation and to their respective successors and assigns the due and prompt performance by Inland Container Corporation of all of its obligations and duties imposed under the foregoing Amended Board Purchase Agreement.


                                       INLAND CONTAINER CORPORATION I

                                                     /s/ R. D. Ericson
                                       By: _____________________________________
                                           Title:        SECRETARY


Dated as of
January 4, 1988


                                   GUARANTY
                                   --------

          The undersigned hereby irrevocably and unconditionally guaranties to Georgia Kraft Company and to The Mead Corporation and to their respective successors and assigns the due and prompt performance by Inland Container Corporation of all of its obligations and duties imposed under the foregoing Amended Board Purchase Agreement.


                                       GK TEXAS HOLDING COMPANY

                                                    /s/ M. Richard Warner
                                       By: _____________________________________
                                           Title:         TREASURER


Dated as of
January 4, 1988

                                  APPENDIX A
                                  ----------
                             TAX-EXEMPT FINANCINGS
                             ---------------------


A. $5,300,000 Development Authority of Floyd County Pollution Control Revenue Bonds (Georgia Kraft Project), Series 1975

B. $3,000,000 The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Refunding Bonds (Georgia Kraft Project), Series 1977

C. $1,000,000 Development Authority of Morgan County Industrial Revenue Bonds (Georgia Kraft Company Project), Series 1978

D. $3,500,000 Development Authority of Morgan County Environmental Improvement Revenue Bonds (Georgia Kraft Company Project), Series 1979

E. $14,000,000 Development Authority of Bibb County Environmental Improvement Revenue Bonds (Georgia Kraft Company Project), Series 1979